Exhibit 10.12

CONTRACT OF LEASE

STATE OF SOUTH CAROLINA

COUNTY OF PICKENS

THIS AGREEMENT, MADE AND ENTERED INTO THIS 9th DAY OF October, 2004, BY AND

BETWEEN Griffin Properties, HEREAFTER CALLED LESSOR, AND C .S. I ., HEREAFTER CALLED LEASEE.

WITNESSETH.

1. ONE MONTH RENT REQUIRED FOR DEPOSIT AT BEGINNING OF LEASE.

2. RENT DUE ON FIRST DAY OF EACH MONTH.

3. NO SUB LEASES.

4. LEASEE RESPONSIBLE FOR INTERIOR OF BLDG., LEASOR RESPONSIBLE FOR EXTERIOR OF BLDG.

5. ANY AND ALL ALTERATIONS TO BLDG. TO BE APPROVED BY LEASOR BEFORE ANY ALTERATIONS BEGIN.

6. LEASE TO BE FOR A PERIOD OF TIME STATED AND AGREED UPON BY LEASOR AND LEASEE. IF LEASEE VACATES BLDG. PRIOR TO LEASE EXPIRING, BALANCE OF LEASE TO BE PAID TO LEASOR..

7. LEASEE TO BE RESPONSIBLE FOR ALL UTILITIES.

8. LEASEE RESPONSIBLE FOR CHANGING AIR AND HEAT FILTERS.

9. ALL INTERIOR AND EXTERIOR AREAS TO BE KEPT CLEAR OF TRASH AND DEBRIS BY LEASEE.

THIS LEASE AGREEMENT IS FOR BUILDING LOCATED AT 1651 and 1653 East Main Street, EASLEY, SC.. MONTHLY AMOUNT DUE IS $1854.00. On (Eighteen hundred, fifty four 00/100) TO BE PAID ON FIRST DAY OF EACH MONTH.

THE TIME PERIOD FOR THIS LEASE IS FROM

October 9, 2004 TO

October 9, 2005

THE PARTIES MUTUALLY AGREE THAT THE TERMS AND CONDITIONS HEREOF SHALL BE BINDING UPON THEMSELVES, THEIR SUCCESSORS, HEIRS AND ASSIGNS, AND EACH ACKNOWLEDGES RECEIPT OF ONE COPY HEREOF, EACH OF WHICH SHALL BE AND CONSTITUTES AN ORIGINAL.

TO ALL OF WHICH THE PARTIES HAVE HERETOFORE AGREED AND IN WITNESS WHEREOF HAVE HEREUNTO PLACED THEIR HANDS AND SEALS THIS DAY AND DATE FIRST ABOVE WRITTEN

PAGE TWO LEASOR

/s/ WILLIAM GRIFFIN
IN THE PRESENCE OF:
LEASEE
/s/ JOE BLACK 10/11/04

STATE OF SOUTH CAROLINA	))
	))	PROBATE
COUNTY OF PICKENS	))

PERSONALLY APPEARED BEFORE ME THE UNDERSIGNED WITNESSES AND MADE OATH THAT (S)HE SEE THE WITHIN NAMED LEASOR AND LEASEE, SIGN, SEAL AS THEIR ACT AND DEED DELIVER THE EITHIN WRITTEN CONTRACT OF LEASE FOR THE USES AND PURPOSES CONTAINED THEREIN, AND THAT (S)HE TOGETHER WITH THE OTHER WITNESS SUBSCRIBED ABOVE WITNESSED THE EXECUTION ABOVE.

SWORN TO BEFORE ME THIS
DAY OF , 20
_________________________________________________________ _________________________________________________________ NOTARY PUBLIC FOR SOUTH CAROLINA
MY COMMISSION EXPIRES: